Exhibit 99.50

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-G

KEY PERFORMANCE FACTORS
September 30, 2000



Expected B Maturity 7/15/2005


Blended Coupon 6.9353%


Excess Protection Level
3 Month Average   4.51%
September, 2000   5.66%
August, 2000   3.36%
July, 2000  N/A


Cash Yield19.32%


Investor Charge Offs 4.49%


Base Rate 9.17%


Over 30 Day Delinquency 4.99%


Seller's Interest 8.50%


Total Payment Rate13.85%


Total Principal Balance$54,293,652,263.17


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,612,451,744.68